                                                                   Exhibit 10.30

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This  Assignment and Assumption  Agreement  (the  "AGREEMENT")  is made and entered into as of January 12, 2004, by and between (i) New York Gaming,  LLC, a
Georgia limited liability  company (the "ASSIGNOR"),  and (ii) Alpha Monticello,
Inc., a Delaware corporation ( the "ASSIGNEE").

                              W I T N E S S E T H:

     WHEREAS,  the  Assignor  was formed by each of  Watertone  Holdings,  LP, a
Delaware limited  partnership  ("WATERTONE"),  and the Assignee pursuant to that certain  Amended and Restated  Contribution  Agreement,  dated as of February 8,
2002,  by  and  between  Empire  Resorts,   Inc.   (formerly  Alpha  Hospitality
Corporation),  a Delaware  corporation  ("EMPIRE"),  and Watertone,  whereby the
Assignee,  a wholly owned  subsidiary of Empire,  contributed  575,874 shares of
Empire's  common  stock (the  "EMPIRE  SHARES") to the  Assignor  and  Watertone
contributed  47.5% of Watertone's  29.167%  economic  ownership  interest in the gaming and  wagering  operations  of Catskill  Development,  L.L.C.,  a New York limited  liability  company  ("CATSKILL")  and 47.5% of Watertone's 25% economic
ownership  interest  in  Catskill's   horseracing   operations  (together,   the
"WATERTONE INTERESTS") to the Assignor;

     WHEREAS,  pursuant  to the  Assignor's  Operating  Agreement,  dated  as of
February  12,  2002,  the  Assignee has the sole right to direct the Assignee to take any action with  respect to the  Watertone  Interests,  including,  without limitation,  the right to direct the transfer and  assignment  of the  Watertone
Interests;

     WHEREAS,  on January 12, 2004, the Assignee directed the Assignor to assign all of the  Watertone  Interests to the  Assignee,  and the Assignee  desires to accept such assignment,  together with all the duties and obligations related to the Watertone Interests (the "ASSIGNMENT"); and

     WHEREAS,  the  transfer of the  Watertone  Interests  contemplated  in this
Agreement  is deemed to have been  approved by a Majority  Vote (as such term is defined in the First Amended and Restated Operating Agreement of Catskill, dated as of January 1, 1999 (the "CATSKILL  OPERATING  AGREEMENT",  as the Assignee is
also  a  Voting  Member  of  Catskill  (as  defined  in the  Catskill  Operating
Agreement)  and an  "accredited  investor," as defined in the  Securities Act of
1933, as amended, and exempt from registration.

     NOW  THEREFORE,  for good  and  valuable  consideration,  the  receipt  and sufficiency  of  which  are  hereby  acknowledged,  the  parties  agree  to  the following:

     1.  RECITALS.  The  foregoing  recitals are hereby  incorporated  herein by reference and acknowledged as true and correct by the parties hereto.

     2. TRANSFER OF INTEREST.  The Assignor hereby  transfers and assigns all of its right, title and interest in and to the Watertone Interests to the Assignee, free and clear of all preemptive  rights,  liens,  claims and encumbrances,  and consents to the admission of the Assignee as a member of Catskill (in accordance with the terms of the Catskill Operating  Agreement) in respect of the Watertone
Interests.

     3.  ASSUMPTION.  The Assignee hereby accepts the transfer and assignment of the  Watertone  Interests  by  the  Assignor,  and  hereby  assumes  all  of the
Assignor's  duties and obligations  under the Catskill  Operating  Agreement and agrees to be bound by and subject to the terms and conditions thereof.

     4.  WITHDRAWAL.  Immediately  following the transfer and  assignment of the
Watertone Interests to the Assignee, the Assignor shall and does hereby withdraw from Catskill as a Member (as defined in the Catskill Operating Agreement),  and shall  thereupon  cease to be a Member  of  Catskill.  From and  after  the date hereof, the Assignor shall have no further interest in the Watertone  Interests, including,  without limitation,  the profits,  gains and income allocable to the
Watertone  Interests,  and  shall  not  be  liable  for  any  of  the  expenses, obligations or liabilities  allocable to the Watertone  Interests or relating to
Catskill accruing from and after the date hereof.

     5. BOOKS AND RECORDS.  The Assignor shall take all actions  necessary under the New York Limited Liability Company Act and the Catskill Operating Agreement,
including,  if  necessary,  causing  an  amendment  of  the  Catskill  Operating
Agreement,  to evidence the Assignor's  withdrawal from Catskill as a Member and the  transfer  of the  Watertone  Interests  to  the  Assignee  pursuant  to the
Assignment.

     6. AUTHORITY. Each of the Assignor and the Assignee represents and warrants to the  other  that (a) it has  full and  absolute  power  to  enter  into  this
Agreement and to assume and perform all of its  obligations  hereunder;  (b) the execution and delivery of this  Agreement and the  performance  by such party of its obligations hereunder have been duly authorized by all requisite action, and no further action or approval is required in order to constitute  this Agreement as a binding and enforceable obligation of such party; (c) the Agreement is duly and validly  executed and delivered by or on behalf of such party and is binding on such party; and (d) no consent or authorization,  including,  but not limited to, any  consent or  authorization  by any  governmental  or  quasi-governmental agency,  commission,  board, bureau, or instrumentality is necessary or required in order to  constitute  this  Agreement  as a valid,  binding  and  enforceable obligation in accordance with its terms.

     7.  VALIDITY OF  INTEREST.  The  Assignor  represents  and  warrants to the
Assignee that (a) the Assignor owns the  Watertone  Interests  free and clear of all  liens,  claims,  charges  and  encumbrances;  (b) there are no  outstanding warrants,  options, rights, agreements,  calls or other commitments to which the
Assignor is a party relating to or providing for the sale, conveyance, transfer, gift,  pledge,  mortgage or other  disposition,  encumbrance  or granting of, or permitting  any person or other entity to acquire any interest in the  Watertone
Interest;  and (c) the Assignor has, and upon  consummation  of the  transaction contemplated hereby, the Assignee will acquire, good and marketable title to the
Watertone  Interests,   free  and  clear  of  all  liens,  claims,  charges  and
encumbrances.

                                      -2-

     8. INDEMNIFICATION.  Each of the Assignor and the Assignee hereby agrees to indemnify  Catskill and its Members  (other than the Assignor and the  Assignee)
against,  and agrees to hold  Catskill and its Members  (other than the Assignor and the Assignee) harmless from and against any liabilities, obligations, losses or expenses including,  without limitation,  reasonable attorney's fees, arising under or by virtue of the Assignment.

     9. COUNTERPARTS.  This Agreement may be executed in multiple  counterparts, each of which  shall  be  deemed  an  original,  but all of  which,  when  taken together, shall constitute but one document.

     10. FURTHER ASSURANCES.  The parties shall execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

     11.  GOVERNING LAW. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

     12.  SURVIVAL.  The  provisions  of  Sections  7 and 8  shall  survive  the consummation of the transactions contemplated by this Agreement.

     13. ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire  agreement between the parties hereto with respect to the transactions contemplated herein, and supersedes all negotiations, representations,  warranties, offers, contracts and communications relating thereto prior to the date hereof.

                            [SIGNATURES PAGE FOLLOWS]

             [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

     IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Agreement effective the day and year first above written.

                                   ASSIGNOR

                                   NEW YORK GAMING, LLC

                                   By:/s/ Scott A. Kaniewski
                                      ---------------------------------------
                                      Name:  Scott A. Kaniewski
                                      Title: Manager

                                   ASSIGNEE

                                   ALPHA MONTICELLO, INC.

                                   By: /s/ Thomas W. Aro
                                      ---------------------------------------
                                      Name:  Thomas W. Aro
                                      Title: